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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 18, 2001



                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)

CALIFORNIA                                    000-22651                           77-0390421
(State or other jurisdiction                (Commission                         (IRS employer
of incorporation)                              file number)                     identification no.)
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                               4435 Fortran Drive
                           San Jose, California 95134
                    (Address of principal executive offices)

                                 (408) 591-3508
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  Pro Forma Financial Information.

     Pursuant to an asset purchase agreement by and among 3dfx Interactive, Inc.
(the "Company"), Nvidia Corporation and a subsidiary of Nvidia ("Nvidia Sub"), on April 18, 2001 the Company sold substantially all of its assets to Nvidia
Sub. Pro forma information with respect to this transaction is not presented because the transaction is reflected in the Company's condensed consolidated financial statements as of and for the period ended April 30, 2001, as set forth in the Company's Quarterly Report on Form 10-Q for the period ended April 30, 2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3DFX INTERACTIVE, INC.
                                    (Registrant)



Date: June 29,  2001                By: /s/ RICHARD A. HEDDLESON
                                        ---------------------------
                                        Richard A. Heddleson,
                                        Chief Financial Officer